THE WESTPORT FUNDS

Supplement dated May 26, 2016 to the Prospectus dated May 1, 2016

Proposed Reorganization. The Board of Trustees of The Westport Funds has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) between The Westport Funds, for itself and on behalf of Westport Fund and Westport Select Cap Fund and Hennessy Funds Trust, for itself and on behalf of Hennessy Cornerstone Mid Cap 30 Fund pursuant to which Westport Fund and Westport Select Cap Fund (collectively, the “Funds”) would be reorganized on a tax-free basis with and into Hennessy Cornerstone Mid Cap 30 Fund.

The Agreement provides for (i) the transfer of all of the assets of the Westport Fund to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, which will be distributed pro rata by the Westport Fund to its Class R and Class I shareholders, with the Hennessy Cornerstone Mid Cap 30 Fund assuming the liabilities of the Westport Fund; and (ii) the transfer of all of the assets of the Westport Select Cap Fund will be transferred to the Hennessy Cornerstone Mid Cap 30 Fund, in exchange for Institutional Class shares of the Hennessy Cornerstone Mid Cap 30 Fund, which will be distributed pro rata by the Westport Select Cap Fund to its Class R and Class I shareholders, with the Hennessy Cornerstone Mid Cap 30 Fund assuming the liabilities of the Westport Select Cap Fund. As a result, shareholders of the Westport Fund and Westport Select Cap Fund will become shareholders of Hennessy Cornerstone Mid Cap 30 Fund (these transactions are collectively referred to as the “Reorganization”).

After the Reorganization, Class R and Class I shareholders of the Funds will be Institutional Class shareholders of Hennessy Cornerstone Mid Cap 30 Fund.  Hennessy Cornerstone Mid Cap 30 Fund will retain the same service providers and portfolio managers as before the Reorganization.

A Special Meeting (the “Meeting”) of the Shareholders of Westport Fund and Westport Select Cap Fund is expected to be held during the third quarter of 2016 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Westport Fund and Westport Select Cap Fund in advance of the meeting.  Shareholders of Westport Fund and Westport Select Cap Fund are urged to read the combined proxy statement and prospectus when it becomes available, because it will contain important information about the proposed Reorganization.

If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place by the end of the third quarter of 2016.  If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.